UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 15, 2019

Hines Global Income Trust, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Commission file number: 000-55599

Maryland	80-0947092
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard
Suite 5000
Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip code)

(888) 220-6121
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 1.01    Entry into a Material Definitive Agreement.

The information discussed under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on September 13, 2019, Hines Global REIT II Properties, L.P., (the “Operating Partnership”) a majority-owned subsidiary of Hines Global Income Trust, Inc. (“Hines Global” and, together with its subsidiaries, the “Company”), entered into a Credit Agreement (the “Initial Credit Agreement”) with JPMorgan Chase Bank, N.A. (“Chase”), as lender and Administrative Agent, providing for an initial revolving loan commitment of $55 million.  The Initial Credit Agreement provided for the possibility of additional revolving loan commitments and term loan commitments by the existing lender or additional lenders who may become parties to the agreement from time to time.

On November 15, 2019, the parties to the Initial Credit Agreement amended the Initial Credit Agreement by entering into an Amended and Restated Credit Agreement (the “Amended Credit Agreement”), among the Operating Partnership and the lenders party thereto, including, but not limited to, JPMorgan Chase Bank, National Association (“Chase”), as Administrative Agent, Bank of America, National Association, as Syndication Agent, U.S. Bank National Association, Wells Fargo Bank National Association, Citizens Bank National Association and Regions Bank, as Co-Documentation Agents, providing for up to $425.0 million of debt as described below.

The Amended Credit Agreement provides for borrowings up to $275.0 million under a senior, unsecured revolving credit facility (the “Revolving Loan Commitment”) and $150.0 million under a senior, unsecured term loan (the “Term Loan Commitment” and, together with the Revolving Loan Commitment, the “Credit Facility”). The borrowings under the Revolving Loan Commitment may be denominated in U.S. dollars, British pounds sterling, Euros, Australian dollars, Canadian dollars, or Japanese yen, with aggregate foreign currency commitments constituting up to $137.5 million of the maximum amount available under the Revolving Loan Commitment. The Credit Facility has a maturity date of November 15, 2022. The Company may elect to extend the maturity by two additional twelve-month extensions, subject to certain conditions. Subject to meeting certain criteria, Hines Global may on two occasions for each of the Revolving Loan Commitment and the Term Loan Commitment request that the aggregate commitment under each be increased, provided that the aggregate commitments under the Credit Facility cannot exceed $750.0 million. The Company borrowed $104.0 million at closing under the Revolving Loan Commitment, most of which was used to repay $101.0 million borrowed from Chase pursuant to a credit agreement entered into in September 2019 and amended in November 2019.

The borrowings under the Amended Credit Agreement will be charged interest as described in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on September 19, 2019 (the “Prior 8-K”), unless and until a replacement rate is determined and implemented in the event the LIBO rate is not available in connection with the expected discontinuation of LIBOR or otherwise, in accordance with the terms set forth in the Amended Credit Agreement.

Except as described above, there have been no material changes to the terms of the Initial Credit Agreement set forth in the Prior 8-K.

The foregoing description of the Amended Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Company’s Prior 8-K, as well as the Amended Credit Agreement, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference. All capitalized terms used herein and not otherwise defined have the meaning given to such terms in the Amended Credit Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

10.1
Credit Agreement dated as of November 15, 2019 among Hines Global REIT II Properties LP, the Lenders party thereto, and JPMorgan Chase Bank, National Association, as Administrative Agent, Bank of America, National Association, as Syndication Agent, U.S. Bank, National Association, Wells Fargo Bank, National Association, Citizens Bank, National Association and Regions Bank, as Co-Documentation Agents.

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the availability of borrowings under the Amended Credit Agreement, the potential increase in aggregate commitments under the Amended Credit Agreement and the Company’s ability to extend the maturity date of the Amended Credit Agreement are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Forward-looking statements generally can be identified by the use of words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “will,” or similar words or phrases intended to identify information that is not historical in nature. These risks and uncertainties include, without limitation, risks associated with the Company’s ability to continue to maintain its covenants under the Amended Credit Agreement and meet other requirements under the Amended Credit Agreement, and other risks described in the “Risk Factors” section of Hines Global’s Annual Report, as updated by its other filings with the SEC. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. All subsequent written and oral forward-looking statements attributable to Hines Global or any person acting on Hines Global’s behalf are qualified by the cautionary statements in this section. Except as otherwise may be required by law, Hines Global undertakes no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this Current Report on Form 8-K. You are cautioned not to place undue reliance on any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global Income Trust, Inc.

November 21, 2019	By:	/s/ A. Gordon Findlay
Name: A. Gordon Findlay
Title: Chief Accounting Officer and Treasurer